Exhibit 10.2

EXECUTION COPY

Joinder, amendment no. 1 and REAFFIRMATION

OF pledge and SECURITY AGREEMENT

THIS JOINDER, AMENDMENT NO. 1 AND REAFFIRMATION OF PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of June 30, 2016, is by and among MYR Group Inc. (the “Borrower”), the Subsidiaries of the Borrower listed on Exhibit A hereto (together with the Borrower, the “Existing Grantors”), High Country Line Construction, Inc. (“High Country”), GSW Integrated Services, LLC (“GSW”), Sturgeon Electric California, LLC (together with High Country and GSW, the “New Grantors”), those additional Subsidiaries of the Borrower which become party to the Security Agreement (as defined below) (together with the Existing Grantors and the New Grantors, each a “Grantor” and collectively, the “Grantors”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and the other Lenders from time to time party to the Amended and Restated Credit Agreement, dated as of the date hereof, among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Credit Agreement amends and restates that certain Credit Agreement, dated as of December 21, 2011, among the Borrower, the Lenders party thereto and the Administrative Agent (as amended, supplemented or otherwise modified prior to the effectiveness of the Credit Agreement, the “Previous Credit Agreement”). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement and the Security Agreement, as applicable.

WITNESSETH

WHEREAS, the Existing Grantors and the Administrative Agent are currently party to that certain Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Security Agreement”), dated as of December 21, 2011 and executed in connection with the Previous Credit Agreement;

WHEREAS, the New Grantors agree to join the Security Agreement as a “Grantor” thereunder;

WHEREAS, the Grantors are willing to amend the Security Agreement and reaffirm their obligations under the Security Agreement in connection with execution of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Joinder to Security Agreement. Each of the New Grantors agrees to become, and does hereby become, a “Grantor” under the Security Agreement and agrees to be bound by such Security Agreement as if originally a party thereto. Each of the New Grantors, subject to the terms and conditions of the Security Agreement, hereby grants the Administrative Agent a security interest in its Collateral. Each of the New Grantors represents and warrants that the Exhibits to the Security Agreement attached hereto as Schedule 1 are true and correct in all respects with respect to such Grantor and such Exhibits set forth all information required to be scheduled as of the date hereof under the Security Agreement with respect to such Grantor. To the extent required under the Security Agreement, each of the New Grantors shall take all steps necessary to perfect, in favor of the Administrative Agent, a security interest in and lien against such New Grantor’s Collateral.

SECTION 2. Amendment to Security Agreement. Effective as of the date hereof but subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Security Agreement is hereby amended as set forth below:

(a)          Section 3.9 is hereby deleted in its entirety and replaced with the following:

GRANTOR	Federal Employer Identification Number	Type of Organization	State of Organization or Incorporation	State Organization Number

MYR Group Inc.	36-3158643	Corporation	Delaware	0930305

The L.E. Myers Co.	36-1517230	Corporation	Delaware	0838798

Harlan Electric Company	38-0627506	Corporation	Michigan	159796

Sturgeon Electric Company, Inc.	84-0681206	Corporation	Michigan	034502

Great Southwestern Construction, Inc.	84-0739182	Corporation	Colorado	19871328104

MYR Transmission Services, Inc.	76-0603656	Corporation	Delaware	3032475

E. S. Boulos Company	38-3956587	Corporation	Delaware	5692132

MYR Equipment, LLC	36-4758122	Limited liability company	Delaware	5305719

MYR Real Estate Holdings, LLC	90-0947067	Limited liability company	Delaware	5299621

High Country Line Construction, Inc.	46-2577569	Corporation	Nevada	NV Business ID: NV20131238366 Entity Number: E0195802013-9

GSW Integrated Services, LLC	47-5053900	Limited liability company	Delaware	5823773

Sturgeon Electric California, LLC	47-4688115	Limited liability company	Delaware	5793577

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(b)          Section 8.14.2 is hereby amended by deleting the word “nonexclusive” therefrom and substituting the word “exclusive” therefor.

(c)          Section 8.18 is hereby amended and restated in its entirety as follows:

“8.18      Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Security Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Security Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.”

SECTION 3.         Reaffirmation of Security Agreement. In connection with the execution and delivery of the Credit Agreement, as of the date hereof and immediately after giving effect to this Agreement, each Grantor hereby (a) consents to the Credit Agreement and the transactions contemplated thereby, (b) ratifies and reaffirms all of its obligations, contingent or otherwise, under the Security Agreement (as modified by this Agreement) and each other Loan Document executed by such Grantor, and (c) ratifies and reaffirms its grant of liens on and security interests in its properties pursuant to the Security Agreement (as modified by this Agreement) and each other Loan Document executed by such Grantor, and confirms that such liens and security interests continue to secure the Secured Obligations.

SECTION 4.         Conditions of Effectiveness. This Agreement shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received executed copies of this Agreement from each Grantor and the Administrative Agent.

SECTION 5.         Updating of Exhibits to Security Agreement. Effective as of the date hereof, the Exhibits to the Security Agreement are hereby amended and restated in their entirety in the form of Schedule 1 hereto.

SECTION 6.         Representations and Warranties of the Grantors. Each Grantor hereby represents and warrants as follows:

(a)          The Security Agreement as previously executed and as amended and modified prior to the date hereof hereby constitutes the legal, valid and binding obligation of each Grantor and is enforceable against each Grantor in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.

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(b)          As of the date hereof and immediately after giving effect to this Agreement, each Grantor hereby (i) reaffirms all covenants, representations and warranties made by it in the Security Agreement, and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement, provided that any such covenant, representation or warranty that references a specific date is reaffirmed as of such referenced date.

SECTION 5.          Effect on the Loan Documents.

(a)          Upon the effectiveness of this Agreement, on and after the date hereof, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Security Agreement, as amended and modified hereby.

(b)          Except as specifically amended and modified above, the Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)          The execution, delivery and effectiveness of this Agreement shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement, Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)          All references in the Security Agreement to the Previous Credit Agreement shall hereafter mean and refer to the Previous Credit Agreement as amended and restated by the Credit Agreement.

(e)          All references to the Security Agreement in the other Loan Documents and the Credit Agreement shall hereafter mean and refer to the Security Agreement, as amended and modified hereby.

SECTION 6.       Governing Law. This Agreement shall be construed in accordance with and governed by the internal law of the State of New York.

SECTION 7.         Headings. The title of and section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.

SECTION 8.         Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

MYR GROUP INC.		GSW INTEGRATED SERVICES, LLC

By:	/s/ Gerald B. Engen	By:	/s/ Brad J. Munden
Name:	Gerald Engen	Name:	Brad J. Munden
Title:	Secretary	Title:	Secretary and Treasurer

THE L.E. MYERS CO.		STURGEON ELECTRIC CALIFORNIA, LLC

By:	/s/ Tod M. Cooper	By:	/s/ Jennifer L. Harper
Name:	Tod M. Cooper	Name:	Jennifer L. Harper
Title:	President	Title:	Treasurer

HARLAN ELECTRIC COMPANY		STURGEON ELECTRIC COMPANY, INC.

By:	/s/ Tod M. Cooper	By:	/s/ Mindie W. McIff
Name:	Tod M. Cooper	Name:	Mindie W. McIff
Title:	President	Title:	Chief Executive Officer

GREAT SOUTHWESTERN CONSTRUCTION, INC.		MYR TRANSMISSION SERVICES, INC.

By:	/s/ Brad J. Munden	By:	/s/ Brad J. Munden
Name:	Brad J. Munden	Name:	Brad J. Munden
Title:	Secretary and Treasurer	Title:	Secretary and Treasurer

E.S. BOULOS COMPANY		MYR REAL ESTATE HOLDINGS, LLC

By:	/s/ Tod M. Cooper	By:	/s/ Raymond Holland
Name:	Tod M. Cooper	Name:	Raymond Holland
Title:	President	Title:	Secretary and Treasurer

MYR EQUIPMENT, LLC		HIGH COUNTRY LINE CONSTRUCTION, INC.

By:	/s/ Raymond Holland	By:	/s/ Jennifer L. Harper
Name:	Raymond Holland	Name:	Jennifer L. Harper
Title:	President	Title:	Treasurer

Signature Page to

MYR Group Joinder, Amendment No. 1 and Reaffirmation of Pledge and Security Agreement

Agreed and Accepted:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Christopher L. Collins
Name:	Christopher L. Collins
Title:	Authorized Officer

Signature Page to

MYR Group Joinder, Amendment No. 1 and Reaffirmation of Pledge and Security Agreement

Exhibit A

Existing Grantors

The L.E. Myers Co.

Harlan Electric Company

Sturgeon Electric Company, Inc.

Great Southwestern Construction, Inc.

MYR Transmission Services, Inc.

E.S. Boulos Company

MYR Real Estate Holdings, LLC

MYR Equipment, LLC

Schedule 1

Attached.

EXHIBIT “A”
(See Sections 3.3 and 4.1.7 of Security Agreement)

Place of business (if Grantor has only one place of business) or chief executive office (if Grantor has more than one place of business) and mailing address:

MYR GROUP INC. 1701 Golf Road, Suite 3-1012 Rolling Meadows, IL 60008	THE L.E. MYERS CO. 1701 Golf Road, Suite 3-1012 Rolling Meadows, IL 60008

HARLAN ELECTRIC COMPANY 2695 Crooks Road Rochester Hills, MI 48309	STURGEON ELECTRIC COMPANY, INC. 12150 East 112th Avenue Henderson, CO 80640

GREAT SOUTHWESTERN CONSTRUCTION, INC. 1100 Topeka Way, PO Box 849 Castle Rock, CO 80104	MYR TRANSMISSION SERVICES, INC. 600 West Germantown Pike, Suite 1053 Plymouth Meeting, PA 19462

E. S. BOULOS COMPANY 45 Bradley Drive Westbrook, Maine, 04092	MYR EQUIPMENT, LLC 1701 Golf Road, Suite 3-1012 Rolling Meadows, IL 60008

MYR REAL ESTATE HOLDINGS, LLC 1701 Golf Road, Suite 3-1012 Rolling Meadows, IL 60008	HIGH COUNTRY LINE CONSTRUCTION, INC. 131 N State St Morgan, UT 84050

GSW INTEGRATED SERVICES, LLC 1100 Topeka Way, P.O. Box 849 Castle Rock, CO 80109	STURGEON ELECTRIC CALIFORNIA, LLC 13501 Benson Ave. Chino, CA 91710

EXHIBIT “B”
(See Section 3.7 of Security Agreement)

Patents, copyrights, trademarks protected under federal law*:

U.S. Patent 8,613,426 B1 to Holland, et al. Dated December, 2013, Power Line Puller Control Package

U.S. Copyright TXu000476985. Dated July 26, 1991, Buy Best Purchasing Program

* For (i) trademarks, show the trademark itself, the registration date and the registration number; (ii) trademark applications, show the trademark applied for, the application filing date and the serial number of the application: (iii) patents, show the patent number, issue date and a brief description of the subject matter of the patent; and (iv) patent applications, show the serial number of the application, the application filing date and a brief description of the subject matter of the patent applied for. Any licensing agreements for patents or trademarks should be described on a separate schedule.

EXHIBIT “C”

[Reserved]

EXHIBIT “D”

List of Equity Interests of Pledge Securities
(See Section 3.10 of Security Agreement)

Issuer	Description of Collateral	Percentage Ownership Interest

The L. E. Myers Co.	Share Certificate representing 100 issued shares ($1.00 par value)	100% by Borrower

Harlan Electric Company	Share Certificate representing 100 issued shares ($1.00 par value)	100% by Borrower

Great Southwestern Construction, Inc.	Share Certificate representing 50,000 issued shares ($1.00 par value)	100% by Borrower

Sturgeon Electric Company, Inc.	Share Certificate representing 100 issued shares ($0.01 par value)	100% by Harlan Electric Company

MYR Transmission Services, Inc. (formerly MYRcom, Inc.)	Share Certificate representing 100 issued shares ($0.01 par value)	100% by Borrower

E. S. Boulos Company	Share Certificate representing 100 issued shares ($0.01 par value)	100% by Borrower

MYR Equipment, LLC	Membership Certificate representing 100 membership interest units	Borrower as sole member

MYR Real Estate Holdings, LLC	Membership Certificate representing 100 membership interest units	Borrower as sole member

High Country Line Construction, Inc.	Share Certificate representing 60,000 issued shares ($0.01 par value)	100% by Sturgeon Electric Company, Inc.

GSW Integrated Services, LLC	Uncertificated	Great Southwestern Construction, Inc. as sole member

Sturgeon Electric California, LLC	Uncertificated	Sturgeon Electric Company, Inc. as sole member

MYR Group Construction Canada, Ltd.	Share Certificate representing 65 issued shares (without par value)	65% by Borrower

EXHIBIT “E”
(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Secretary of the State of the State of Delaware

Secretary of the State of the State of Oregon

Secretary of the State of the State of Colorado

Secretary of the State of the State of Michigan

Secretary of the State of the State of Nevada

EXHIBIT “F”
(See Section 4.11 of Security Agreement)

COMMERCIAL TORT CLAIMS

None